UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2005
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and	IRS Employer
Number	Telephone Number	Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321	36-0938600

1-1401	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure

On June 28, 2005, Exelon Corporation (Exelon) will conduct meetings with investors using materials previously filed with the Securities and Exchange Commission (SEC) in a Current Report on Form 8-K filed on May 18, 2005. The materials used on June 28 will include updates to the timelines for regulatory review of the proposed merger with Public Service Enterprises Group Incorporated and for Illinois Commerce Commission (ICC) consideration of Commonwealth Edison’s procurement case and delivery case. During these meetings, Exelon will affirm its guidance for 2005 adjusted (non-GAAP) operating earnings per share of $2.90-$3.10.

The updated timelines are as follows:

Merger Regulatory Highlights:
•	Filed applications and notices with the Federal Energy Regulatory Commission (FERC), Pennsylvania Public Utility Commission (PA PUC), New Jersey Board of Public Utilities (NJ BPU) and ICC on February 4, 2005
•	On agenda for FERC open meeting on June 30, 2005
•	PA PUC decision expected in December 2005 or January 2006
•	NJ BPU decision expected by March 26, 2006
•	ICC merger notice only; on February, 23, 2005, the ICC’s General Counsel confirmed that it does not have jurisdiction and ICC approval is not required
•	Filed notice with the Department of Justice (Hart-Scott-Rodino) on March 4, 2005
•	Case review and waiting period expires; no order is required
•	Filed United States Nuclear Regulatory Commission (NRC) application on March 8, 2005
•	Decision expected late summer 2005
•	Filed application with the SEC on March 16, 2005
•	SEC approval under the Public Utilities Holding Company Act of 1935 would be the last approval obtained before the merger close

Commonwealth Edison (ComEd) Procurement Case in Illinois (projected dates):
•	Submitted filing to ICC on February 25, 2005
•	Staff and Intervenor testimony in June 2005
•	ComEd rebuttal in early July 2005
•	Staff and Intervenor rebuttals in early August 2005
•	Hearings in late August-early September 2005
•	Initial and Reply briefs in October 2005
•	Recommendation by Administrative Law Judges in November 2005
•	ICC order late January 2006

ComEd Delivery Case in Illinois (projected dates):
•	Filing expected in July or August 2005
•	ICC order expected Summer 2006

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2004 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 15, PECO—Note 14 and Generation—Note 16, (c) Exelon’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.2 “Management’s Discussion and Analysis of Financial Condition and Results of Operation ” and Exhibit 99.3 “Financial Statements and Supplementary Data”, (d) Generation’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.5 “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Exhibit 99.6 “Financial Statements and Supplementary Data” and (e) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ J. Barry Mitchell
J. Barry Mitchell
Senior Vice President, Chief Financial Officer and Treasurer

June 28, 2005